UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2023
___________________________________
Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 11, 2023, Hyzon Motors Inc. (the “Company”) issued a press release announcing that on May 5, 2023, it filed a request with the Hearings Panel (the “Hearings Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) seeking the Hearings Panel’s approval for the Company to file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) by May 31, 2023 and to file Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Q1 2023 Form 10-Q”) by June 7, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events

As previously reported, on February 3, 2023, the Company received a Staff Determination (the “Staff Determination”) from the Listing Qualifications Staff (the “Staff”) of Nasdaq notifying the Company that, unless the Company requested an appeal, trading of the Company’s Class A common stock and warrants would be suspended from The Nasdaq Capital Market at the opening of business on February 14, 2023. A stay of delisting was granted pending a hearing with the Hearings Panel. The delisting hearing was held on March 16, 2023 before the Hearings Panel. On March 31, 2023, the Company received a letter from the Hearings Panel indicating that the Hearings Panel granted the Company’s request for continued listing until May 15, 2023, in order to allow the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Periodic Filing Rule”), subject to the condition that on or before May 15, 2023, the Company shall have filed with the Securities and Exchange Commission all delinquent reports, in compliance with the Periodic Filing Rule.

On May 5, 2023, the Company notified the Hearings Panel and the Staff that the Company determined that it was necessary to seek an extension to May 31, 2023 to complete the annual audit of the Company’s financial statements for the year ended December 31, 2022 and for the Company to file the 2022 Form 10-K. The Company also requested an extension to June 7, 2023, to file the Q1 2023 Form 10-Q.

On May 10, 2023, the Hearings Panel granted the Company’s requested extensions, providing the Company until May 31, 2023 to file the 2022 Form 10-K and June 7, 2023 to file the Q1 2023 Form 10-Q.

Forward-Looking Statements This report includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. In particular, no assurances can be made regarding the Company’s ability to timely regain compliance with the Periodic Filing Rule described above or the Hearing Panel’s approval of the Company request for filing extensions. If the Company is unsuccessful in timely regaining compliance with the Periodic Filing Rule, the Company’s securities may be delisted from The Nasdaq Capital Market, which could have a material adverse impact on the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release, dated May 11, 2023 issued by the Company.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: May 11, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer